SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 29, 2011
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(Date of Report)

ALANCO TECHNOLOGIES, INC.
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(Exact name of Registrant as specified in its charter)

0-9437
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(Commission File No.)

ARIZONA                        86-0220694
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(State or other jurisdiction)    (IRS Employer Identification No.)

15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
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(Address of Principal Executive Office)       (Zip Code)

(480) 607-1010
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  (  ) Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

                Alanco Technologies, Inc. executed a definitive merger agreement on June 28, 2011 with YuuZoo Corporation, a leading global provider of mobile targeted social networks, targeted advertsisng and mobile payment systems.

Exhibit 99.1    Agreement and Plan of Reorganization between Alanco Technologies, Inc. and YuuZoo Corporation BVI

Exhibit 99.2            Alanco Technologies, Inc. press release dated June 29, 2011 titled Alanco Announces Definitive Merger Agreement with YuuZoo Corporation, a Leading Global
              Mobile Social Networking Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alanco Technologies, Inc.

By      /s/ John A. Carlson
Name: John A. Carlson
Title:   Director, Executive VP and CFO

Date: June 29, 2011

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